UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
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Check the appropriate box:
☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Celanese The chemistry inside innovation™

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

Celanese / Notice of Special Meeting and Proxy Statement / i

A letter from Mark C. Rohr, our Chairman and CEO

August 8, 2018

Dear Fellow Stockholders:

I am pleased to invite you to attend a Special Meeting of Stockholders of Celanese Corporation to be held at 7:00 a.m. (Central Daylight Savings Time) on Monday, September 17, 2018. The meeting will be held at Urban Towers, 222 W. Las Colinas Blvd., Irving, Texas 75039.
The following Notice of Special Meeting of Stockholders and Proxy Statement includes information about the matters to be acted upon by stockholders at the Special Meeting. Celanese has made the proxy materials available via the internet. The Company believes that providing internet access to our proxy materials increases the ability of our stockholders to review important Company information, while reducing the environmental impact of our Special Meeting.
The purpose of the Special Meeting is to provide stockholders with an opportunity to vote on an amendment of Article IV of our certificate of incorporation to eliminate any reference to Celanese’s Series B Common Stock and to effect a redesignation of the outstanding Series A Common Stock to “Common Stock”. No changes in the rights, powers or preferences of the outstanding shares are being made.
We hope that you will participate in the Special Meeting, either by attending and voting in person or by voting through the other acceptable methods described in the Proxy Statement. You may submit your proxy via the internet, by phone, or by signing, dating, and returning the enclosed proxy card (or voting instruction form, if you hold shares through a broker). If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.
On behalf of the board of directors, I would like to express our appreciation for your continued support of Celanese. I look forward to seeing you at the Special Meeting.

Sincerely,
Mark C. Rohr
Chairman and Chief Executive Officer

Celanese / Notice of Special Meeting and Proxy Statement / 1

Voting Information

VOTING INFORMATION

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Special Meeting of Stockholders (the “Special Meeting”) and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Special Meeting if you were a stockholder of record at the close of business on July 27, 2018, the record date for the meeting. On the record date, there were 134,962,322 shares of the Company’s Series A Common Stock issued, outstanding and entitled to vote at the Special Meeting.
How to Vote
Even if you plan to attend the Special Meeting in person, please submit your voting instructions by proxy right away using one of the following methods for submitting a proxy (see page 8 for additional details). Make sure to have your proxy card, voting instruction form or notice of internet availability in hand and follow the instructions.

VOTE IN ADVANCE OF THE MEETING			VOTE IN PERSON

via the internet	by phone	by mail	in person
:	)	*	m

Visit proxyvote.com to submit a proxy via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	See “Questions and Answers” for details on admission requirements to attend the Special Meeting

If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 486-7908.
All stockholders of record may vote in person at the Special Meeting. Beneficial owners may vote in person at the Special Meeting if they have a legal proxy, as described in the response to question 11 on page 7.
Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 8 on page 6 for important details on admission requirements.

Electronic Stockholder Document Delivery

Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese / Notice of Special Meeting and Proxy Statement / 2

Notice of Special Meeting of Stockholders

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date and Time:	September 17, 2018, 7:00 a.m. (Central Daylight Savings Time)
Place:	Urban Towers, 222 W. Las Colinas Blvd., Irving, Texas 75039
Items of Business:	● To approve the amendment of our certificate of incorporation (the “Amendment Proposal”);
● To approve a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and, together with the Amendment Proposal, the “Proposals”);
● To transact such other business as may properly be brought before the meeting or any adjournments or postponements thereof.
Record Date:	You are entitled to attend the Special Meeting and to vote if you were a stockholder of record as of the close of business on July 27, 2018.
Our Proxy Statement follows. To ensure that your shares are represented at the meeting, we urge you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. We encourage you to submit a proxy via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Special Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

Irving, Texas
August 8, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2018
The Celanese Corporation Notice of Special Meeting and Proxy Statement and other proxy materials are available at www.proxyvote.com.

Celanese / Notice of Special Meeting and Proxy Statement / 3

Proxy Statement

PROXY STATEMENT
For the Special Meeting of Stockholders To Be Held on September 17, 2018

The board of directors (the “board of directors” or the “board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held at 7:00 a.m. (Central Daylight Savings Time) on Monday, September 17, 2018, at Urban Towers, 222 W. Las Colinas Blvd., Irving, Texas 75039. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process. We will bear the expense of soliciting the proxies for the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2018

The Celanese Corporation Notice of Special Meeting and Proxy Statement and other proxy materials are available at www.proxyvote.com.
INFORMATION ABOUT SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and will receive the proxy materials in the format requested. This Proxy Statement and other information about the Special Meeting also are available in the investor relations section of our website, www.celanese.com.
The Notice of Internet Availability and, for stockholders who previously requested electronic or paper delivery, the proxy materials, will be made available on or about August 8, 2018, to stockholders of record and beneficial owners who owned shares of the Company’s Series A Common Stock (“Series A Common Stock”) at the close of business on July 27, 2018.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Special Meeting, see “Questions and Answers”.

Celanese / Notice of Special Meeting and Proxy Statement / 4

Questions and Answers about the Special Meeting

QUESTIONS AND ANSWERS
Special Meeting Information
1. Why are we holding the Special Meeting?
We are holding a Special Meeting to seek stockholder approval of the amendment of our certificate of incorporation relative to the capital stock of the Company, and to authorize an adjournment or postponement of the Special Meeting, if necessary, to solicit additional votes if there are insufficient votes to approve the Amendment Proposal at the Special Meeting.
2. Where and when will the Special Meeting be held?
The Special Meeting will be held on Monday, September 17, 2018, at 7:00 a.m. (Central Daylight Savings Time), at Urban Towers, 222 W. Las Colinas Blvd., Irving, Texas 75039.
3. How does the board of directors recommend that I vote?
Our board unanimously recommends that you vote for the approval of the amendment of our certificate of incorporation and for the proposal to permit adjournment or postponement of the Special Meeting.
4. What are my voting choices for each of the proposals to be voted on at the Special Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Approval of the Amendment of our Certificate of Incorporation	•	Vote for the proposal;	Majority of voting power of the shares of Series A Common Stock outstanding and entitled to vote on the matter
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.

Item 2: Approval of the Adjournment or Postponement of the Special Meeting	•	Vote for the proposal;	Majority of voting power of the shares of Series A Common Stock present in person or by proxy and entitled to vote on the matter
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.

5. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the proposal to approve the amendment of our certificate of incorporation.
●	FOR the proposal to adjourn or postpone the Special Meeting, if necessary.

Celanese / Notice of Special Meeting and Proxy Statement / 5

Questions and Answers about the Special Meeting

6. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Discretionary Items. The approval of the amendment of our certificate of incorporation and the adjournment or postponement of the Special Meeting, if necessary, are discretionary items. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.
Non-Discretionary Items. The Company believes that there are no non-discretionary items for the Special Meeting.
7. How are abstentions and broker non-votes counted?
Abstentions are included in determining whether a quorum is present, and will have the effect of a vote against the Amendment Proposal and the Adjournment Proposal. Because both matters are Discretionary Items, there will be no broker “non-votes”.
8. How do I attend the Special Meeting in person?

IMPORTANT NOTE: If you plan to attend the Special Meeting, you must follow these instructions to gain admission.
All attendees will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.
Attendance at the meeting is limited to stockholders as of the record date, July 27, 2018, or their authorized named representatives.

●
Stockholders of record: If you are a stockholder of record and receive your proxy materials by mail, your admission ticket is your proxy card (or a copy thereof). If you are a stockholder of record and receive your materials electronically, and vote via the Internet, please print a copy of your notice and access form or other evidence of your ownership of Series A Common Stock.

●
Beneficial owners: If you are a beneficial owner, bring the notice or voting instruction form (or a copy thereof) you received from your bank, broker or other nominee to be admitted to the meeting. You also may bring your bank or brokerage account statement reflecting your ownership of Series A Common Stock as of the record date with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 11.

●
Authorized named representatives: If you are a stockholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to Celanese Attn: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. Requests for authorized named representatives to attend the meeting must be received no later than September 13, 2018.

Please include the following information when submitting your request:
(1) Your name, complete mailing address and e-mail address;
(2) Proof that you own shares of the Company as of July 27, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares); and

Celanese / Notice of Special Meeting and Proxy Statement / 6

Questions and Answers about the Special Meeting

(3) A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.
Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. We reserve the right to limit the number of representatives who may attend the meeting.
Ensuring the Special Meeting is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the main meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to view the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to view the meeting in an overflow room and/or being denied admission to this and future meetings.
If you have questions regarding these admission procedures, please call the Corporate Secretary at (972) 443-4000.
9. What is included in the proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for our Special Meeting include the Notice of Special Meeting and this Proxy Statement. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the Series A Common Stock you own. That other person is called a proxy.
If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Special Meeting. These two officers are Scott A. Richardson and James R. Peacock III.
The form of proxy and this Proxy Statement have been approved by the board of directors and are being provided to stockholders by its authority.
10. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.
11. How can I vote at the meeting if I am a beneficial owner?
If you are a beneficial owner and want to vote your shares at the Special Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 8 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 8. However, you will not be able to vote your shares at the meeting. Accordingly, we encourage you to cause your shares to be voted in advance by submitting a proxy, even if you intend to attend the meeting. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

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Questions and Answers about the Special Meeting

12. What information is included on the Special Meeting page of the Company’s website?
The Special Meeting page of our website allows our stockholders to (a) easily access the Company’s proxy materials for the Special Meeting, (b) submit a proxy through the Internet, and (c) learn more about our Company. Go to www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.”
13. Could any additional proposals be raised at the Special Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Special Meeting, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 25 for how to submit a proposal for action at the 2019 Annual Meeting of Stockholders.
Proxy Materials and Voting Information
14. What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one notice or proxy card for all the shares of Series A Common Stock you hold in certificate form and in book-entry form and in any Company benefit plan.
If you are a Company employee and hold shares of Series A Common Stock in our 401(k) savings plan, it is important that you direct the plan’s administrator how to vote your shares. If you hold shares of Series A Common Stock in the Celanese Americas Retirement Savings Plan administered by Empower Retirement and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by September 12, 2018.
If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Series A Common Stock.
15. What different methods can I use to vote?
See page 2 for additional information about how to vote.
By Telephone or Internet. All stockholders of record can submit a proxy through the Internet, using the procedures and instructions described on the notice or proxy card, or by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may submit a proxy through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The Internet and telephone procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy to have their shares voted at the Special Meeting and to confirm that their instructions have been recorded properly.
By Written Proxy. All stockholders of record can submit their voting instructions by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may also vote in person at the meeting if they have a legal proxy, as described in the response to question 11.

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Questions and Answers about the Special Meeting

If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 486-7908.
16. What can I do if I change my mind after I vote my shares?
Stockholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting in person at the meeting (if you are a beneficial owner, see the response to question 11).
17. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Special Meeting and this Proxy Statement are available at www.proxyvote.com. In addition, stockholders are able to access these documents on the Special Meeting page of our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Stockholders of Record. If you submit your proxy over the Internet, simply follow the prompts for enrolling in the electronic stockholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
18. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all stockholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
19. When will the Company announce the voting results?
We will announce the preliminary voting results at the Special Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC shortly after the meeting.

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Questions and Answers about the Special Meeting

20. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $6,500. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Series A Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
21. What is householding?
As permitted by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This is known as householding.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary at the address listed in the response to question 23.
Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the Proxy Statement be mailed in the future. Contact Computershare by phone at (877) 373-6374 or by mail at P.O. Box 505000, Louisville, KY 40233.
Beneficial owners, as described in the response to question 11, should contact their bank, broker or other nominee.
22. Will you make a list of stockholders entitled to vote at the Special Meeting available?
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting during normal business hours from September 7 through September 17, 2018 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. This list also will be available to stockholders for any such purpose at the meeting.
Company Documents, Communications and Stockholder Proposals
23. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.celanese.com, click on “Investor Relations” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, board committee charters or Code of Business Conduct or our most recent Form 10-K or Annual Report to any stockholder

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Questions and Answers about the Special Meeting

requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
24. How can I communicate with the directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board and the lead independent director.
25. How do I submit a proposal for action at the 2019 Annual Meeting of Stockholders?
A proposal for action to be presented by any stockholder at the 2019 Annual Meeting of Stockholders will be acted upon only:

●	if the proposal is to be included in our proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal is received at on or before November 9, 2018; or
●
if the proposal is not to be included in our proxy statement, pursuant to our by-laws, the proposal is submitted in writing to the Corporate Secretary on or before January 20, 2019 (but not earlier than December 21, 2018), and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2019 Annual Meeting of Stockholders to present such proposal.
Proposals should be sent by mail to the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. As described below, separate rules apply to submissions of director nominees under our proxy access provisions.
26. How do I submit a recommendation for a director nominee?
The nominating and corporate governance committee will consider recommendations for director nominees made by stockholders. Stockholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of stockholders.
The nominating and corporate governance committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The chairman of the nominating and corporate governance committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the nominating and corporate governance committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the nominating and corporate governance committee or as many members as can do so to meet the potential nominee. The nominating and corporate governance committee will then select a nominee to recommend to the board of directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our stockholders at the next annual meeting of stockholders.
Nominations of up to a specified number of directors may also be made by one or more eligible holders under the “Proxy Access” provisions of our by-laws.

Celanese / Notice of Special Meeting and Proxy Statement / 11

Proposals

PROPOSALS
ITEM 1: Approval of the Amendment of our Certificate of Incorporation
Background and Reasons for the Approval
The Proposed Amendment
On July 16, 2018, our board of directors approved and declared advisable an amendment of Article IV of our Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), that would (i) eliminate the Company’s Series B Common Stock, par value $0.0001 per share (the “Series B Common Stock”) as an authorized series of the Company’s class of common stock, (ii) redesignate the Company’s Series A Common Stock, par value $0.0001 per share (the “Series A Common Stock”), including all shares of the Series A Common Stock issued and outstanding at the effective time of such amendment, as “Common Stock, par value $0.0001 per share” (the “Common Stock”), and (iii) make other minor changes to Article IV of the Restated Certificate to delete from the Restated Certificate provisions relating to the Series B Common Stock (collectively, the “Amendment”). If adopted, the Amendment will not alter or change the rights, powers, or preferences, if any, of the holders of shares of Series A Common Stock. The  board has recommended that the Amendment be adopted by the Company’s stockholders at the Special Meeting.
The text of the proposed Amendment and a blackline comparing current Article IV of our Restated Certificate to the proposed Amendment are included as Exhibits A and B, respectively, to this Proxy Statement.
Reasons for Amendment
The board has determined that it is in our and our stockholders best interests to effect the Amendment to eliminate the Series B Common Stock and any reference to two series of common stock from our Restated Certificate. The currently authorized class of Preferred Stock, par value $0.01 per share (“Preferred Stock”), of which there are no shares outstanding at the date of this proxy statement, would not be affected by the Amendment.
The Company’s dual series common structure was implemented in 2005 to facilitate the payment of extraordinary cash and common stock dividends to the Company’s then controlling stockholders in connection with the initial public offering of the Company’s Series A Common Stock. In 2005, immediately prior to the initial public offering, the Company’s controlling stockholders adopted the Restated Certificate to provide our current capital structure under which the Company is authorized to issue 600,000,000 shares of capital stock, consisting of (i) 500,000,000 shares of Common Stock, of which 400,000,000 shares shall be designated Series A Common Stock, and 100,000,000 shares shall be designated Series B Common Stock, and (ii) 100,000,000 shares of Preferred Stock.
At that time, the controlling stockholders owned all of the issued and outstanding shares of Series B Common Stock and approximately 62% of the outstanding voting power of the Company. Following the initial public offering in 2005, extraordinary cash and common stock dividends were paid to the holders of the Series B Common Stock after which payment, in accordance with the provisions of the Restated Certificate, all of the outstanding shares of Series B Common Stock were automatically converted into Series A Common Stock. The Restated Certificate provided that those converted shares of Series B Common Stock would be canceled and could not be re-issued. Since the time of the conversion, no additional shares of Series B Common Stock have been issued and no shares of Series B Common Stock have been or are outstanding. The shares of the Series B Common Stock that were outstanding prior to the conversion represented almost all of the authorized shares of Series B Common Stock. The Company no longer has controlling stockholders, and approximately ninety-seven percent (97%) of the Company’s Series A Common Stock is held by institutional investors.

Celanese / Notice of Special Meeting and Proxy Statement / 12

Proposals

The Amendment will simplify the Company’s capital structure by eliminating a complex element of that structure that no longer serves the purpose for which it was implemented.
Increasingly, U.S. stock indices are viewing multiple share classes unfavorably when reviewing eligibility for inclusion of a company in those indices. The Series A Common Stock and Series B Common Stock are considered as multiple classes of common stock under these indices’ eligibility rules. The inclusion of a company in these indices may help bring greater visibility for that company in the market and makes the company eligible for stock ownership by index linked funds and by other parties that track the relevant index. The Amendment would remove a barrier to the eligibility of the Common Stock for such inclusion, and the Company believes that the inclusion of the Common Stock in key U.S. indices may increase stockholder value and liquidity by enhancing the visibility of the Company’s Common Stock to passive investors and others and ease the path for index fund ownership.
General Effects of the Amendment Proposal
Upon stockholder adoption of the Amendment, a certificate of amendment including the provisions of the Amendment will be filed with the Secretary of State of the State of Delaware and would be effective upon filing with the Secretary of State. Following the filing of the certificate of amendment, the Company will have one class of Common Stock without multiple series and, like today, Preferred Stock. After the Amendment, the Restated Certificate will contain no references to the former Series B Common Stock or the Series A Common Stock.
We do not foresee any risks with respect to the Amendment. The Amendment is not expected to have any effect on our stock price or market capitalization except to the extent that having one class of Common Stock without series may make the Company more desirable or eligible for inclusion in national stock indices. Our Series A Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect that registration under the Exchange Act or our obligation to publicly file financial and other information with the SEC. If the Amendment is adopted by the stockholders and implemented, our Common Stock will continue to trade on the New York Stock Exchange under the symbol “CE”. In addition, there will be no U.S. Federal income tax consequences as a result of the Amendment.
Adoption of the proposed Amendment will not affect the rights of the holders of our currently outstanding shares of Series A Common Stock. Following the effectiveness of the proposed Amendment, the rights, powers and preferences, if any, of our former holders of shares of Series A Common Stock will be unchanged except that the Series A Common Stock will be designated as “Common Stock”. The Amendment will have no effect on the par value of our Common Stock that is outstanding or which may in the future be issued.
By virtue of the Amendment, (1) upon the effectiveness of the filing of the certificate of amendment (the “Effective Time”), each share of Series A Common Stock issued and outstanding immediately prior to the Effective Time will be thereafter referred to as a share of “Common Stock” without further act or deed of the holder thereof; (2) any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Common Stock will, from and after the Effective Time, and without further act or deed of the holder thereof, represent shares of “Common Stock”; and (3) following the Effective Time, each newly issued share of Common Stock issued by the Company will be evidenced by a certificate in a form approved by the board of directors that will provide that it evidences shares of “Common Stock”. Outstanding share certificates do not need to be submitted for re-registration after the Effective Time.
No Appraisal Rights
Stockholders have no rights under the General Corporation Law of the State of Delaware or under our Restated Certificate to exercise dissenters’ or appraisal rights with respect to the Amendment.

Celanese / Notice of Special Meeting and Proxy Statement / 13

Proposals

Vote Required
The affirmative vote of the holders of a majority of the outstanding voting power of Series A Common Stock and entitled to vote on the Amendment is required to approve the proposal. Abstentions have the effect of a vote against the proposal. Shares of Series A Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION.

ITEM 2: Approval of the Adjournment or Postponement of the Special Meeting
Background and Reasons for the Proposal
The Company's stockholders are being asked to consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies. The board of directors believes this proposal to be in the best interests of the Company's stockholders because it gives the Company flexibility to solicit the vote of additional holders of the Company's Series A Common Stock to vote on matters the board deems important to the Company.
If the Amendment Proposal is not approved, the Company will be viewed as having two classes of stock outstanding and, therefore, may be viewed as ineligible for consideration by certain index funds. See “Item 1: Approval of the Amendment of our Certificate of Incorporation” for details concerning the Amendment Proposal.
Vote Required
The affirmative vote of the holders of a majority of the voting power of Series A Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve the proposal. Abstentions have the effect of a vote against the proposal. Shares of Series A Common Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

Celanese / Notice of Special Meeting and Proxy Statement / 14

Stock Ownership Information

STOCK OWNERSHIP INFORMATION
Principal Stockholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Series A Common Stock as of the record date, July 27, 2018, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors; (iii) the named executive officers; and (iv) all present directors and executive officers of the Company as a group. The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rule 13d-3 and is based on the number of shares of Common Stock outstanding as of July 27, 2018, which was 134,962,322.

	Amount and Nature of Beneficial Ownership of Common Stock
	Series A Common Stock Beneficially Owned(1)	Rights to Acquire Shares of Series A Common Stock(2)	Total Series A Common Stock Beneficially Owned	Percentage of Series A Common Stock Beneficially Owned

The Vanguard Group, Inc.(3)	11,797,038	—	11,797,038	8.7
Dodge & Cox(4)	10,962,170	—	10,962,170	8.1
Capital Research Global Investors(5)	9,768,727	—	9,768,727	7.2
BlackRock, Inc.(6)	7,108,708	—	7,108,708	5.3
Directors(7)(8)
Jean S. Blackwell	2,601	—	2,601	*
William M. Brown	103	—	103	*
Edward G. Galante	5,298	—	5,298	*
Kathryn M. Hill	4,849	—	4,849	*
David F. Hoffmeister	41,795	—	41,795	*
Jay V. Ihlenfeld	4,257	—	4,257	*
John K. Wulff	27,675	—	27,675	*
Named Executive Officers(7)
Peter G. Edwards	—	—	—	*
Christopher W. Jensen	3,566	—	3,566	*
Kevin S. Oliver	15,066	—	15,066	*
Patrick D. Quarles	13,258	—	13,258	*
Mark C. Rohr(8)	371,869	30,032	401,901	*
Scott M. Sutton	34,123	—	34,123	*
All present directors, nominees and executive officers as a group (13 persons)(9)	521,128	30,032	551,160	*

*	Less than 1% of shares.

(1)
Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through exercise of options or vesting of restricted stock units or other rights to acquire

Celanese / Notice of Special Meeting and Proxy Statement / 15

Stock Ownership Information

shares. To our knowledge, none of the Series A Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.

(2)
Reflects rights to acquire shares of Series A Common Stock within 60 days of July 27, 2018, and includes, as applicable, shares of Series A Common Stock issuable upon (i) the exercise of options granted under the 2009 Global Incentive Plan (“2009 GIP”) that have vested or will vest within 60 days of July 27, 2018, and (ii) the vesting of restricted stock units granted under the 2009 GIP within 60 days of July 27, 2018. Does not include (i) units in a stock denominated deferred compensation plan with investments settled in shares of Series A Common Stock as follows: Ms. Blackwell – 8,004 equivalent shares, Mr. Brown – 3,885 equivalent shares, Mr. Galante – 5,868 equivalent shares, Mr. Ihlenfeld – 7,476 equivalent shares, and Mr. Wulff – 17,687 equivalent shares, and (ii) the portion of long-term incentive plan PRSU or RSU awards that previously vested but remain subject to a 7-year hold requirement as follows: Mr. Jensen – 1,220 equivalent shares, and Mr. Oliver – 444 equivalent shares.

(3)
On February 8, 2018, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 4 to Schedule 13G with the SEC reporting beneficial ownership of 11,797,038 shares of Series A Common Stock as of December 31, 2017, with sole voting power over 103,794 shares, shared voting power over 29,508, sole dispositive power over 11,666,570 shares and shared dispositive power over 130,468 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
On February 13, 2018, Dodge & Cox filed Amendment No. 7 to Schedule 13G with the SEC reporting beneficial ownership of 10,962,170 shares of Series A Common Stock as of December 31, 2017, with sole voting power over 10,312,968 shares and sole dispositive power over 10,962,170 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(5)
On February 14, 2018, Capital Research Global Investors (“Capital Research”) filed Amendment No. 8 to Schedule 13G with the SEC reporting beneficial ownership of 9,768,727 shares of Series A Common Stock as of December 31, 2017 with sole voting power and sole dispositive power over such shares. The address of Capital Research is 333 South Hope Street, Los Angeles, CA 90071.

(6)
On February 1, 2018, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC reporting beneficial ownership of 7,108,708 shares of Series A Common Stock as of December 31, 2017, with sole voting power over 6,163,720 shares and sole dispositive power over 7,108,708 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)	Listed alphabetically. Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the Series A Common Stock beneficially owned by such person.

(8)	Mr. Rohr also serves as a director and his ownership information is set forth under “Named Executive Officers”.

(9)
Excludes shares held by Mr. Quarles and Mr. Jensen, who ceased employment with the Company on December 31, 2017 and March 2, 2018, respectively. Does not include 298,982 performance-based restricted stock units (at target or actual performance for completed awards) held by our current executive officers as of July 27, 2018 subject to future performance and vesting conditions.

Celanese / Notice of Special Meeting and Proxy Statement / 16

Other Matters

OTHER MATTERS
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.celanese.com, click on “Investor Relations” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, board committee charters or Code of Business Conduct or our most recent Form 10-K or Annual Report to any stockholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.

On behalf of the Board of Directors of Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

August 8, 2018

Celanese / Notice of Special Meeting and Proxy Statement / 17

Exhibit A

Exhibit A

The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article IV thereof and inserting the following in lieu thereof:
“ARTICLE IV
SECTION 4.1. Capitalization. (a) The total number of shares of stock that the Corporation is authorized to issue is 500,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and (ii) 100,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).
(b) Change of Designation. (1) Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”), each share of Series A Common Stock issued and outstanding immediately prior to the Effective Time shall be redesignated into one share of Common Stock without further act or deed of the holder thereof; (2) any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Common Stock shall, from and after the Effective Time, and without further act or deed of the holder thereof, represent the number of shares of Common Stock into which such shares of Series A Common Stock have been redesignated; and (3) following the Effective Time, each new share of Common Stock issued by the Corporation shall be evidenced by a certificate denominated “Common Stock” approved by the Board of Directors.
SECTION 4.2. Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, conversion, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, as are not inconsistent with this Second Amended and Restated Certificate of Incorporation or any amendment hereto, and as may be permitted by the DGCL. The powers, preferences and relative, participating, conversion, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
SECTION 4.3. Common Stock.
(a)General. Except as provided in this Section 4.3 or as otherwise required by the DGCL, all shares of Common Stock shall have the same powers, privileges, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, and shall be identical to each other in all respects.
(b)Dividends. Subject to applicable law and rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having preference over the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock out of the assets of the Corporation which are by law available therefor at such times and in such amounts as the Board of Directors in its discretion shall determine.
(c)Voting Rights. Each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote. The holders of record of Common Stock shall vote as a single class on all matters, except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation or any amendment hereto. In the election of directors, each stockholder shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on

Celanese / Notice of Special Meeting and Proxy Statement / A-1

Exhibit A

behalf of any candidate. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation or any amendment hereto (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation or any amendment hereto (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
(d)Liquidation, Dissolution or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by such holders.
(e)Preemptive Rights. Holders of Common Stock shall not have preemptive rights.”

Celanese / Notice of Special Meeting and Proxy Statement / A-2

Exhibit B

Exhibit B

The following shows the impact of the proposed changes as compared to the existing Article IV.

ARTICLE IV
SECTION 4.1 Capitalization. (a) The total number of shares of stock that the Corporation is authorized to issue is ~~600,000,000~~ 500,000,000 shares, consisting of (i) ~~500,000,000~~ 400,000,000 shares of Common Stock, par value $0.0001 per share~~, of which 400,000,000 shares shall be designated Series A Common Stock ("Series A Common Stock") and 100,000,000 shares shall be designated Series B Common Stock ("Series B Common Stock" and, with the Series A Common Stock, the~~ (“Common Stock”), and (ii) 100,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).
~~(b) Upon the filing of this Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Stock Split Effective Time") each share of Series B Common Stock outstanding immediately prior thereto ("Old Series B Common Stock"), shall automatically, without further action on the part of the Corporation or any holder of such Old Series B Common Stock, be reclassified as and shall become 152.772947 validly issued, fully paid and nonassessable shares of Series B Common Stock, as constituted following the Stock Split Effective Time. The reclassification of the Old Series B Common Stock into such new number of shares of Series B Common Stock will be deemed to occur at the Stock Split Effective Time, regardless of when any certificates previously representing such shares of Old Series B Common Stock (if such shares are held in certificated form) are physically surrendered to the Corporation in exchange for certificates representing such new number of shares of Series B Common Stock. After the Stock Split Effective Time, certificates previously representing shares of Old Series B Common Stock (if such shares are held in certificated form) will, until such shares are surrendered to the Corporation in exchange for certificates representing such new number of shares of Series B Common Stock, represent the number of Series B Common Stock into which such shares of Old Series B Common Stock shall have been reclassified pursuant to this Section 4.1(b). Notwithstanding anything in this Section 4.1(b) to the contrary, in any case in which the reclassification of shares of Old Series B Common Stock into shares of Series B Common Stock would otherwise result in any holder of Series B Common Stock holding a fractional share, the Corporation shall, in lieu of issuing any such fractional share, pay the holder of Series B Common Stock the fair value of such fraction and such fair value shall be determined by multiplying such fraction of a share by $16.~~
        (b) Redesignation. (1) Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”), each share of Series A Common Stock issued and outstanding immediately prior to the Effective Time shall be redesignated into one share of Common Stock without further act or deed of the holder thereof; (2) any stock certificate that, immediately prior to the Effective Time, represented shares of Series A Common Stock shall, from and after the Effective Time, and without further act or deed of the holder thereof, represent the number of shares of Common Stock into which such shares of Series A Common Stock have been redesignated; and (3) following the Effective Time, each new share of Common Stock issued by the Corporation shall be evidenced by a certificate denominated “Common Stock” approved by the Board of Directors.
SECTION 4.2 Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, conversion, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, as are not inconsistent with this Second Amended and Restated Certificate of Incorporation or any amendment hereto, and as may be permitted by the DGCL. The powers, preferences and relative, participating, conversion, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Celanese / Notice of Special Meeting and Proxy Statement / B-1

Exhibit B

SECTION 4.3 Common Stock.
(a)General. Except as provided in this Section 4.3 or as otherwise required by the DGCL, all shares of ~~Series A Common Stock and the Series B~~ Common Stock shall have the same powers, privileges, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, and shall be identical to each other in all respects.
(b)Dividends. ~~(i) Except for the Mandatory Dividends or as otherwise required by the DGCL, in any circumstance where the Corporation may declare dividends or otherwise make distributions (including, without limitation, any distribution on liquidation, dissolution or winding-up of the Corporation) on either the Series A Common Stock or Series B Common Stock, the Corporation shall declare the same per share dividends or make the same per share distributions, as the case may be, on the other series of Common Stock; provided, however, that if any such dividends or distributions are declared with respect to the Series B Common Stock in the form of additional shares of Series B Common Stock, such dividends or distributions shall be made with respect to the Series A Common Stock in the form of an equivalent number of shares of Series A Common Stock.~~ Subject to applicable law and rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having preference over the right to participate with the Common Stock with respect to the payment of dividends ~~and except as provided in Section 4.3(b)(ii)~~, dividends may be declared and paid on the Common Stock out of the assets of the Corporation which are by law available therefor at such times and in such amounts as the Board of Directors in its discretion shall determine.
~~(ii) Series B Common Stock. The holders of the Series B Common Stock shall be entitled to receive, and the Board of Directors of the Corporation shall declare (subject only to the legal availability of funds for the payment thereof) at any time on or after January 24, 2005, the following mandatory dividends on the Series B Common Stock (collectively, the "Mandatory Dividends"), each payable on a pro rata basis with respect to the then-outstanding shares of Series B Common Stock:~~
~~(A) On or as soon as practicable after April 7, 2005:~~
~~1) an aggregate cash dividend equal to $803,594,144; and~~
~~2) an aggregate cash dividend equal to $15.20 multiplied by the number of shares of Series A Common Stock purchased by the underwriters of the initial public offering of the Series A Common Stock contemplated by the prospectus for such offering, dated January 20, 2005, pursuant to the option granted to such underwriters, under the underwriting agreement related to such offering, to purchase up to 7,500,000 shares of Series A Common Stock (the "Over-Allotment Option"); and~~
~~(B) as soon as possible following the expiration of the Over-Allotment Option (which will occur on February 19, 2005) a stock dividend, paid in shares of Series A Common Stock, of an aggregate number of shares of Series A Common Stock equal to (1) 7,500,000 minus (2) the number of shares of Series A Common Stock actually purchased pursuant to the Over-Allotment Option.~~
~~For the avoidance of doubt, in no event shall any holder of Series A Common Stock, in its capacity as such, be entitled to receive any portion of the Mandatory Dividends.~~
~~(iii) The Corporation shall take all actions required or permitted under the DGCL to permit the payment of the Mandatory Dividends and shall declare and pay such dividends as provided in this Section 4.3(b)(ii) to the extent there are funds legally available therefor.~~
(c)Voting Rights. Each holder of record of ~~Series A Common Stock and each holder of record of Series B~~ Common Stock shall have one vote for each share of ~~such series of~~ Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote. The holders of record of ~~Series A Common Stock and holders of record of Series B~~ Common Stock shall vote as a single class on all matters, except as otherwise required by law or this Second Amended and Restated

Celanese / Notice of Special Meeting and Proxy Statement / B-2

Exhibit B

Certificate of Incorporation or any amendment hereto. In the election of directors, each stockholder shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on behalf of any candidate. Except as otherwise required by law, holders of record of ~~either series of~~ Common Stock~~, as such,~~ shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation or any amendment hereto (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation or any amendment hereto (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
~~(d) Consent Required for Amendment to Certificate of Incorporation and By-laws. The affirmative vote of the holders of a majority of the outstanding Series B Common Stock, voting separately as a class, shall be required for any amendment, alteration or repeal (including by merger, consolidation or otherwise by operation of law) of any provision of this Second Amended and Restated Certificate of Incorporation or the By-laws of the Corporation that would adversely affect the powers, privileges or rights of the Series B Common Stock or the holders thereof in such capacity (in either case except for changes affecting only those powers, privileges or rights shared by both series of Common Stock and affecting such powers, privileges or rights equally with respect to both series of Common Stock).~~
(d)~~(e)~~ Liquidation, Dissolution or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock, shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by such holders. ~~Neither the holders of Series A Common Stock nor the holders of Series B Common Stock shall have any preference over the other in connection with such distribution.~~
~~(f) Conversion. (i) At any time and from time to time any holder of Series B Common Stock may, at such holder's option, convert all or any portion of such holder's shares of Series B Common Stock into an equal number of fully paid and nonassessable shares of Series A Common Stock by: (A) if such shares are held in certificated form, delivery and surrender to the Corporation of the certificates representing the shares of Series B Common Stock to be so converted or (B) if such shares are held in book-entry form, delivery of written notice to the Corporation. Any conversion pursuant to this Section 4.3(f)(i) shall be deemed to have been effected at the time of such surrender or delivery of such written notice, as the case may be. Upon such surrender or delivery of written notice pursuant to this Section 4.3(f)(i), the Corporation shall deliver or cause to be delivered to or upon the written order of the record owner of such shares of Series B Common Stock certificates representing the number of fully paid and nonassessable shares of Series A Common Stock into which the shares of Series B Common Stock represented by such surrendered certificates or covered by such written notice, as the case may be, have been converted in accordance with the provisions of this Section 4.3(f)(i).~~
~~(ii) Immediately upon the payment in full of the Mandatory Dividends to the holders of Series B Common Stock (the "Conversion Event"), without any action on the part of the Corporation or any holder or holders of Series B Common Stock, each share of Series B Common Stock issued and outstanding immediately prior to the payment of the Mandatory Dividends shall automatically be converted into one fully paid and nonassessable share of Series A Common Stock. Upon the occurrence of a Conversion Event, prompt written notice thereof and of the resulting conversion of the Series B Common Stock shall be given by first class mail, postage prepaid, to each person who immediately prior to the Conversion Event was a holder of record of shares of Series B Common Stock, at such person's address as the same appears on the stock register of the Corporation; provided, however, that neither a failure to give such notice nor any defect~~

Celanese / Notice of Special Meeting and Proxy Statement / B-3

Exhibit B

~~therein shall affect the effectiveness of the conversion of any shares of Series B Common Stock. Each such notice shall include a statement setting forth the place or places where certificates formerly representing shares of Series B Common Stock (if such shares are held in certificated form) are to be surrendered in accordance with this paragraph. Conversion pursuant to this Section 4.3(f)(ii) shall be deemed to have been effected at the time of the Conversion Event. Immediately upon the occurrence of the Conversion Event, the rights of the holders of shares of Series B Common Stock so converted, as such, shall cease and such holders shall be treated for all purposes as having become the holders of the shares of Series A Common Stock issuable upon such conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Series B Common Stock as of a record date preceding the Conversion Event and unpaid as of the time of the Conversion Event. With respect to shares of Series B Common Stock held in book-entry form, the Corporation shall, as promptly as practicable after the Conversion Event, deliver or cause to be delivered to or upon the written order of the record owner of such shares of Series B Common Stock certificates representing the number of fully paid and nonassessable shares of Series A Common Stock into which such shares of Series B Common Stock have been converted in accordance with the provisions of this Section 4.3(f)(ii). With respect to shares of Series B Common Stock held in certificated form, as promptly as practicable upon the delivery to the Corporation of the certificates formerly representing such shares of Series B Common Stock, the Corporation shall deliver or cause to be delivered to or upon the written order of the record owner of such shares of Series B Common Stock certificates representing the number of fully paid and nonassessable shares of Series A Common Stock into which the shares of Series B Common Stock represented by such surrendered certificates have been converted in accordance with the provisions of this Section 4.3(f)(ii).~~
~~(iii) The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Series A Common Stock on the conversion of shares of Series B Common Stock pursuant to this Section 4.3(f); provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Series A Common Stock in a name other than that of the record owner of Series B Common Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.~~
~~(iv) As long as any shares of Series B Common Stock shall be outstanding, the Corporation shall reserve and keep available out of its authorized but unissued shares of Series A Common Stock, solely for the purpose of effecting the conversion of shares of Series B Common Stock, that number of shares of Series A Common Stock necessary to effect the conversion of all of the then outstanding shares of Series B Common Stock. If at any time, the Board of Directors of the Corporation determines that the number of authorized but unissued shares of Series A Common Stock would be insufficient to effect the conversion of all of the then outstanding shares of Series B Common Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Series A Common Stock to such number of shares as shall be sufficient to effect such conversion.~~
~~(v) Upon the occurrence of a Conversion Event or a conversion of all or any portion of Series B Common Stock pursuant to Section 4.3(f)(i), the Series B Common Stock so converted shall be cancelled and retired and may not be reissued. Following a Conversion Event or the conversion pursuant to Section 4.3(f)(i) of all outstanding shares of Series B Common Stock and the filing of a certificate of retirement with the Secretary of State of the State of Delaware in accordance with Section 243 of the DGCL, all references in this Second Amended and Restated Certificate of Incorporation to Common Stock shall be deemed to refer only to the Series A Common Stock.~~
(e)~~(g)~~ Preemptive Rights. ~~Neither holders of the Series A Common Stock nor holders of Series B~~ Holders of Common Stock shall not have preemptive rights.
~~(h) Restrictions on Issuance. Shares of Series B Common Stock may not be issued by the Corporation to any Person other than Blackstone Capital Partners (Cayman) Ltd. 1, Blackstone Capital~~

Celanese / Notice of Special Meeting and Proxy Statement / B-4

Exhibit B

~~Partners (Cayman) Ltd. 2, Blackstone Capital Partners (Cayman) Ltd. 3 and BA Capital Investors Sidecar Fund, L.P., or their respective Affiliates, except with the prior written consent of the holders of a majority of the outstanding Series B Common Stock.~~
~~(i) Adjustments. In the event that the Corporation shall at any time when any shares of Series B Common Stock are outstanding effect a subdivision, combination or consolidation of the outstanding shares of Series A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Series A Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Series B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Series B Common Stock. In the event that the Corporation shall at any time when any shares of Series A Common Stock are outstanding effect a subdivision, combination or consolidation of the outstanding shares of Series B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Series B Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Series A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Series A Common Stock.~~”

Celanese / Notice of Special Meeting and Proxy Statement / B-5

Celanese

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on September 16, 2018 (September 12, 2018 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on September 16, 2018 (September 12, 2018 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50062-S75017-Z73055 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	To approve an amendment to our certificate of incorporation to eliminate any reference to Series B Common Stock and to redesignate the Series A Common Stock as Common Stock.	☐	☐	☐
2.	To adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	September 17, 2018
Time:	7:00 a.m., Central Daylight Savings Time
Place:	Urban Towers, 222 W. Las Colinas Blvd., Irving, TX 75039
Record Date:	You are entitled to attend the Special Meeting and to vote if you were a stockholder as of the close of business on July 27, 2018.
Date of Mailing:	This Notice and the Proxy Statement are first being mailed or made available to stockholders on or about August 8, 2018.

Our Proxy Statement follows.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com.

E50063-S75017-Z73055

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Scott A. Richardson and James R. Peacock III, and each of them (collectively, the "Proxyholders"), his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of CELANESE CORPORATION to be held on Monday, September 17, 2018 at 7:00 a.m. (CDT) at Urban Towers, 222 W. Las Colinas Blvd., Irving, TX 75039, and at any adjournments or postponements thereof, on all matters coming before said meeting. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by September 12, 2018, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)